UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2020

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51485	72-1060618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100 Winter Park, FL		32789
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 333-7440

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RUTH	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 7, 2020, two subsidiaries of Ruth's Hospitality Group, Inc. (the “Company”) entered into loan agreements (“SBA Loans”) with JPMorgan Chase Bank, N.A. under the recently enacted Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) administered by the U.S. Small Business Administration.  The Company received total proceeds of $20.0 million from the SBA Loans.  In accordance with the requirements of the CARES Act, the Company will use proceeds from the SBA Loans primarily for payroll costs.  The SBA Loans are scheduled to mature on April 7, 2022 and have a 1.00% interest rate and are subject to the terms and conditions applicable to loans administered by the U.S. Small Business Administration under the CARES Act.

As previously disclosed, the Company is party to a credit agreement by and among the Company, certain guarantors, certain lenders and Wells Fargo Bank, National Association, as administrative agent, and Wells Fargo Securities, LLC, as sole lead arranger and sole bookrunner, dated as of February 2, 2017 and amended on September 18, 2019 and March 27, 2020 (the “Credit Agreement”).  The Credit Agreement provides for a revolving credit facility of $150.0 million (the “Revolving Credit Facility”) and permits the Company to incur up to $20.0 million of other indebtedness.

As of April 10, 2020, the Company had approximately $86.6 million of cash on hand and $169.8 million of outstanding indebtedness, which includes $145.0 million of borrowings under the Revolving Credit Facility, $20.0 million of borrowings under the SBA Loans and $4.8 million in letters of credit.

The foregoing description of the SBA Loans is qualified in its entirety by reference to the Promissory Notes filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Promissory Note, between JPMorgan Chase Bank, N.A. and RCSH Operations, Inc., dated April 7, 2020.
10.2	Promissory Note, between JPMorgan Chase Bank, N.A. and RCSH Operations, LLC, dated April 7, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: April 13, 2020	By:	/s/ Arne G. Haak
Arne G. Haak
Executive Vice President and Chief Financial Officer